Exhibit 10.1
TERMINATION AGREEMENT
     This Termination Agreement (“Agreement”) is made as of May 25, 2007 by and among Hythiam, Inc., a Delaware corporation (“Hythiam”), HCCC Acquisition Corporation, a Delaware corporation and newly-formed wholly-owned subsidiary of Buyer (“Merger Sub”), and Comprehensive Care Corporation, a Delaware corporation (“CompCare”). Hythiam, Merger Sub and CompCare are referred to collectively herein as the “Parties.” All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement.
RECITALS:
     A.     Hythiam, Merger Sub, and CompCare are parties to that certain Amended and Restated Agreement and Plan of Merger dated January 26, 2007 (the “Merger Agreement”).
     B.     Section 7(a)(i) of the Merger Agreement provides that the Parties may terminate the Merger Agreement by mutual written consent at any time prior to the Effective Time.
AGREEMENT:
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:
     1.     Termination
     Effective immediately, the Merger Agreement is hereby terminated and of no further force or effect.
     2.     Mutual Release
     Each party hereby releases and discharges the others from any and all obligations arising under the Merger Agreement.
     3.     Counterparts
     This Agreement may be executed in one or more counterparts, which, when taken together, shall constitute one and the same original. In addition, facsimiles of signed documents shall be binding, the same as the original of such signed document.
     4.     Parties in Interest
     Nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any persons or entities other than the signatories hereto.
     5.     Complete Agreement
     This Agreement constitutes the complete and exclusive statement of agreement between the parties with respect to the subject matter herein and replaces and supersedes all prior written and oral agreements or statements by and between the parties. No representation, statement, condition or warranty not contained in this Agreement will be binding on the parties hereto or have any force or effect whatsoever.
     IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above and each of the individuals signing below warrants that he or she has the authority to sign for and on behalf of the respective parties.

HYTHIAM, INC.,
a Delaware corporation

By:	/s/ Chuck Timpe
	Name:	Chuck Timpe
	Title:	Chief Financial Officer

HCCC ACQUISITION CORPORATION, a Delaware corporation
By:	/s/ Chuck Timpe
	Name:	Chuck Timpe
	Title:	Chief Financial Officer

COMPREHENSIVE CARE CORPORATION, a Delaware corporation
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman & CFO